SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                FORM 8-K

                              CURRENT REPORT

                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                     SECURITIES EXCHANGE ACT OF 1934

    Date of report (Date of earliest event reported): October 21, 2004

                            TECHNE CORPORATION
             (Exact Name of Registrant as Specified in Charter)


       Minnesota                     0-17272             41-1427402
(State or Other Jurisdiction       (Commission         I.R.S. Employer
of Incorporation)                  File Number)      Identification No.)

                614 Mckinley Place NE
                   Minneapolis, MN                       55413
       (Address of Principal Executive Offices)       (Zip Code)

     Registrant's telephone number, including area code:  (612) 379-8854

                              Not Applicable
      (Former Name or Former Address, if changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

/ / Written communications pursuant to Rule 425 under the Securities Act 17 CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers


Effective October 21, 2004, Dr. Christopher S. Henney resigned as a Director of Techne Corporation.




                            SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: October 22, 2004               TECHNE CORPORATION
                                      By: /s/ Thomas E. Oland
                                      ---------------------------
                                      Name: Thomas E. Oland
                                      Title: President and Chief
                                        Executive Officer